77Q1(e): Copies of new or amended Registrant investment advisory contracts

	Form of Management Agreement between the Registrant and BlackRock Institutional Management Corporation is hereby incorporated by reference to Appendix A of proxy statement filed on June 19, 2006. (Accession No. 0011104659-06-042421).